                                                                [EXECUTION COPY]

                                                                   EXHIBIT 10.36

                                LEASE AGREEMENT



                                    between



              STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT,
                             NATIONAL ASSOCIATION,
                         not in its individual capacity
                          but solely as Owner Trustee,
                                    Lessor,



                                      and



                              S.D. WARREN COMPANY,
                                     Lessee



                           Dated as of July 29, 1997

                                  ------------


                           Lease of #3 Paper Machine



 TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER (AS DEFINED IN THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ANY APPLICABLE JURISDICTION), NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THE ORIGINAL COUNTERPART CONTAINING THE RECEIPT THEREFOR EXECUTED BY STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS OWNER TRUSTEE



================================================================================

                                TABLE OF CONTENTS
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ARTICLE I

Definitions...........................................................        1

ARTICLE II

Lease of the Equipment; Term..........................................        2
  SECTION 2.01.     Lease of the Equipment............................        2
  SECTION 2.02.     Sublease of the Equipment Site....................        2
  SECTION 2.03.     Term..............................................        2
  SECTION 2.04.     Personal Property.................................        2
  SECTION 2.05.     Descriptions......................................        2

ARTICLE III

Rent..................................................................        2
  SECTION 3.01.     Basic Rent........................................        2
  SECTION 3.02.     Supplemental Rent.................................        3
  SECTION 3.03.     Adjustments of Basic Rent, Stipulated
     Loss Value and Early Buyout Price................................        3
  SECTION 3.04.     Method of Payment.................................        5

ARTICLE IV

Net Lease..............................................................       5

ARTICLE V

Restriction on Liens...................................................       7

ARTICLE VI

Warranty of Lessor; Disclaimer.........................................       7
  SECTION 6.01.     Quiet Enjoyment....................................       7
  SECTION 6.02.     Disclaimer of Other Warranties.....................       7
  SECTION 6.03.     Enforcement of Certain Warranties..................       8

ARTICLE VII

Operation and Maintenance; Modifications; Location of
Equipment..............................................................       9
  SECTION 7.01.     Operation and Maintenance..........................       9
  SECTION 7.02.     Replacement of Parts...............................      10
  SECTION 7.03.     Modifications Required by Law......................      11
  SECTION 7.04.     Optional Modifications.............................      11
  SECTION 7.05.     Title to Modifications.............................      11
  SECTION 7.06.     Removal of Property................................      11
  SECTION 7.07.     Contest of Requirements of Law.....................      12

                                       i
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  SECTION 7.08.   Location of the Equipment.............................     13

ARTICLE VIII

Event of Loss; Obsolescence Termination.................................     13
  SECTION 8.01.   Event of Loss.........................................     13
  SECTION 8.02.   Requisition Not Constituting an Event
     of Loss............................................................     14
  SECTION 8.03.   Obsolescence Termination..............................     14

ARTICLE IX

Reports..................................................................    16
  SECTION 9.01.     .....................................................    16
  Reports to Governmental Authorities....................................    16
  SECTION 9.02.   Information Concerning the Equipment...................    16

ARTICLE X

Insurance................................................................    17
  SECTION 10.01.  Coverage...............................................    17
  SECTION 10.02.  Endorsements...........................................    19
  SECTION 10.03.  Application of Certain Proceeds........................    20
  SECTION 10.04.  Certifications.........................................    21
  SECTION 10.05.  Insurance Reports......................................    22
  SECTION 10.06.  Right of Lessor and Owner Participant
     To Insure...........................................................    22

ARTICLE XI

Identification...........................................................    23
  SECTION 11.01.  Identification.........................................    23
  SECTION 11.02.  Insignia of Lessee.....................................    23

ARTICLE XII

Default; Remedies........................................................    23
  SECTION 12.01.  Events of Default......................................    23
  SECTION 12.02.  Remedies...............................................    25

ARTICLE XIII

Additional Covenants; Indemnities........................................    29

ARTICLE XIV

Assignment or Sublease...................................................    29
  SECTION 14.01.  Assignment or Sublease by Lessee.......................    29

ARTICLE XV

                                      ii
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Renewal and Purchase Options.............................................    30
  SECTION 15.01.  Renewal Option.........................................    30
  SECTION 15.02.  Early Buyout Options...................................    30
  SECTION 15.03.  Fair Market Purchase Options...........................    31
  SECTION 15.04.  Notices for Renewal and Purchase
     Options; Certain Conditions.........................................    31
  SECTION 15.05.  Determination of Fair Market Values
     and other Matters...................................................    33

ARTICLE XVI

Return of Equipment; Disposition Services................................    33
  SECTION 16.01.  Return of Equipment....................................    33
  SECTION 16.02.  Disposition Services...................................    34

ARTICLE XVII

Recording; Further Assurances............................................    35

ARTICLE XVIII

Lessor's Right to Perform for Lessee.....................................    35

ARTICLE XIX

Notices..................................................................    36

ARTICLE XX

Severability.............................................................    36

ARTICLE XXI

Effect and Modification of Lease.........................................    36

ARTICLE XXII

Third-Party Beneficiaries................................................    37

ARTICLE XXIII

Execution................................................................    37

ARTICLE XXIV

Governing Law; UCC Article 2-A...........................................    37

ARTICLE XXV

No Recourse..............................................................    38

                                      iii
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ARTICLE XXVI

Successors and Assigns...................................................    38

ARTICLE XXVII

Successor and Co-Trustees................................................    38

ARTICLE XXVIII

Miscellaneous............................................................    39
  SECTION 28.01.  No Conveyance..........................................    39
  SECTION 28.02.  Captions...............................................    39
  SECTION 28.03.  Chattel Paper..........................................    39

Appendix A     -- Definitions

Annex A        -- Description of Equipment
Annex B        -- Description of Equipment Site

Schedule I     -- Basic Rent
Schedule II    -- Stipulated Loss Values
Schedule III   -- Certain Terms

                    LEASE AGREEMENT dated as of July 29, 1997, between STATE
               STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, as Lessor, and S.D. WARREN COMPANY, a Pennsylvania corporation, as Lessee.

          WHEREAS pursuant to the Participation Agreement, the Bill of Sale and the Conveyance Instrument, concurrently with the execution and delivery of this Lease Lessee is selling the Equipment to Lessor and Lessor is purchasing the Equipment from Lessee;

          WHEREAS pursuant to the Ground Lease, concurrently with the execution and delivery of this Lease Lessee is leasing the Equipment Site to Lessor and Lessor is leasing the Equipment Site from Lessee; and

          WHEREAS upon such sale and purchase of the Equipment, Lessee desires to lease the Equipment and sublease the Equipment Site from Lessor and Lessor desires to lease the Equipment and sublease the Equipment Site to Lessee upon the terms and subject to the conditions hereinafter provided.

          NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          For purposes of this Lease, capitalized terms used herein and not defined herein have the meanings assigned to them in Appendix A (such definitions to be equally applicable to both the singular and plural forms of the terms defined). Any term defined by reference to an agreement, instrument or other document has the meaning so assigned to it whether or not such document is in effect. Unless otherwise indicated, references in this Lease to sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in or attached to this Lease.

                                  ARTICLE II

                         Lease of the Equipment; Term
                         ----------------------------

          SECTION 2.01.  Lease of the Equipment.  Upon the terms and subject to
                         ----------------------
the conditions of this Lease, Lessor agrees to lease and hereby leases the Equipment to Lessee hereunder, and Lessee agrees to lease and hereby leases the Equipment from Lessor hereunder, for the Lease Term.

          SECTION 2.02.  Sublease of the Equipment Site.  Upon the terms and
                         ------------------------------
subject to the conditions of this Lease, Lessor agrees to sublease and hereby subleases the Equipment Site to Lessee hereunder, and Lessee agrees to sublease and hereby subleases the Equipment Site from Lessor hereunder, for the Lease Term.

          SECTION 2.03.  Term.  The term of this Lease shall begin on the Basic
                         ----
Lease Term Commencement Date and, unless earlier terminated in accordance with the provisions hereof, shall end on the Basic Lease Term Termination Date or the last day of the Renewal Term, if any. The Lease Term shall be comprised of the Basic Lease Term and the Renewal Term, if any.

          SECTION 2.04.  Personal Property.  It is the intent of the parties
                         -----------------
hereto that the Equipment is now, and from and after this date shall continue to be, personal property and not be or become a part of the real property on which the Equipment is now located notwithstanding the extent of affixation thereto or the fitness or adaption of the Equipment to the uses or purposes of such real property. By executing this Lease, Lessee and Lessor affirm their desire and intent that the Equipment be and remain personal property.

          SECTION 2.05.  Descriptions.  The Equipment is described in Annex A
                         ------------
hereto and the Equipment Site is described in Annex B hereto.


                                  ARTICLE III

                                     Rent
                                     ----

          SECTION 3.01.  Basic Rent.  Lessee shall pay to Lessor, as basic rent
                         ----------
("Basic Rent") for the Equipment, in arrears, the following amounts:
  ----------

          (a) on each Basic Rent Payment Date occurring during the Basic Lease Term, an amount equal to the product of (i) the Lessor's Cost and (ii) the Basic

     Rent percentage set forth opposite such Basic Rent Payment Date in Schedule I; and

          (b) on each Basic Rent Payment Date occurring during the Renewal Term, if any, an amount equal to the Fair Market Basic Rent for the Equipment for the Rental Period then ending.

          SECTION 3.02.  Supplemental Rent.  Lessee shall pay to Lessor, or to
                         -----------------
whoever shall be entitled thereto, as supplemental rent ("Supplemental Rent"),
                                                          -----------------
the following amounts:

          (a) when due, any amount payable hereunder in respect of the Equipment as Stipulated Loss Value or Early Buyout Price;

          (b) when due or, if no due date is specified, within five Business Days of demand, any amount (other than Basic Rent, Stipulated Loss Value or Early Buyout Price) that Lessee is required to pay to, or for the account of, Lessor (in its individual and trust capacity), the Owner Participant or any other Person under this Lease or any other Basic Agreement;

          (c) on demand, to the extent permitted by Applicable Laws, interest at the rate of 2% per annum above the Prime Rate (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as applicable) on any Rent not paid when due for each day from the date such Rent becomes due and payable until the same is paid; and

          (d) when due by the Lessor as lessee under the Ground Lease, as rent for the sublease by Lessor to Lessee of the Equipment Site pursuant to
     Section 2.02 hereof, an amount equal to all rent and other amounts payable during or with respect to the Lease Term by Lessor under the Ground Lease.

For purposes of this Section 3.02, any payment made after 2:00 p.m., New York City time, shall be deemed to have been made on the next succeeding Business Day.

          SECTION 3.03.  Adjustments of Basic Rent, Stipulated Loss Value and
                         ----------------------------------------------------
Early Buyout Price.  (a)  The percentages for Basic Rent, Stipulated Loss Value
------------------
and Early Buyout Price set forth, respectively, in Schedules I, II and III, have been calculated in part on the basis of the Pricing Assumptions. If the amount of Transaction Expenses payable by the Lessor is other than as set forth in the Pricing Assumptions, then such percentages for Basic Rent, Stipulated Loss Value and the Early Buyout Price shall be adjusted (upward or downward) so as to preserve the Owner Participant's Net Economic Return. Any adjustments pursuant to this Section 3.03(a) shall be satisfactory to Owner Participant's special tax counsel, using the same standards applied by such counsel in approving the original rent structure, Early Buyout Price and Stipulated Loss Values as of the Closing Date.

          The percentages for Stipulated Loss Value also shall be subject to adjustment pursuant to Section 7 of the Tax Indemnity Agreement.

          (b) (i) Upon the occurrence of an event requiring adjustments to the percentages for Basic Rent, Stipulated Loss Value and Early Buyout Price pursuant to Section 3.03(a) hereof or pursuant to Section 7 of the Tax Indemnity Agreement, the Owner Participant shall make the necessary computations as promptly as possible on a basis consistent with that used by the Owner Participant in the computation of the percentages for Basic Rent, Stipulated Loss Value and the Early Buyout Price as of the Closing Date, taking into account only the event, and the timing thereof, giving rise to the adjustments. Subject to paragraph (ii) of this Section 3.03(b), such adjustments shall be effective from and including the date the Owner Participant shall have furnished to Lessee a certificate signed on behalf of the Owner Participant by a Responsible Officer confirming that such adjustments have been properly computed in accordance with the provisions of this Lease (and, if appropriate, the Tax Indemnity Agreement), and shall remain effective until changed in consequence of any inaccuracy discovered in the course of any verification procedure conducted pursuant to paragraph (ii) of this Section 3.03(b) or in consequence of any event occurring thereafter requiring further adjustment pursuant to Section 3.03(a) hereof or pursuant to Section 7 of the Tax Indemnity Agreement; provided
                                                                        --------
that the consequences of any inaccuracy in any such certificate shall be limited to those set forth in paragraph (ii) below.

                 (ii) Within 30 days after the Owner Participant shall have provided Lessee with a certificate pursuant to paragraph (i) of this Section 3.03(b), Lessee shall have the right to require that such adjustments be submitted to the independent accounting firm regularly employed by the Owner Participant, whose determination in writing shall be binding on Lessee, Lessor and the Owner Participant and conclusive, absent manifest error. The fees and expenses of such accounting firm incurred in connection with the calculation and verification procedures described in this paragraph (b) shall be paid by Lessee, unless the net present value of the Basic Rent payments over the Lease Term as computed by the Owner Participant exceeds by 15 basis points or more of Lessor's Cost the net present value of the Basic Rent payments over the Lease Term as verified. For purposes of the preceding sentence, net present values shall be computed using a discount rate of 10.0%. Each adjustment of the percentages for Basic Rent, Stipulated Loss Value or Early Buyout Price for the Equipment may, but need not (unless requested by Lessee, Lessor or the Owner Participant), be evidenced by the execution and delivery of a supplement to this Lease in form and substance satisfactory to Lessee and the Owner Participant, and shall be effective as provided herein without regard to the date on which or whether such supplement to this Lease is so executed and delivered. The responsibility of such independent accounting firm shall be limited to verifying such adjustments and shall not extend to matters of interpretation of any Basic Agreement.

          SECTION 3.04.  Method of Payment.  Each payment of Rent shall be made
                         -----------------
in immediately available funds no later than 2:00 p.m., local time at the place of receipt, on the date such payment is due and payable hereunder, and shall be paid either (i) in the case of payments other than amounts payable to any Indemnified Person pursuant to Article VII or VIII of the Participation Agreement, to Lessor at its address for payments set forth in the Participation Agreement, or at such other address as Lessor may specify by notice in writing to Lessee, or (ii) in the case of Supplemental Rent payable to any Indemnified Person pursuant to Article VII or VIII of the Participation Agreement, to such Person as shall be entitled to receive such payment at such address as such Person may specify by notice to Lessee. If the date on which any payment of Rent is due hereunder is not a Business Day, such payment shall be made as aforesaid on the next succeeding Business Day, with the same force and effect as if made on the nominal due date provided for in this Lease.


                                  ARTICLE IV

                                   Net Lease
                                   ---------

          This Lease is a net lease and the parties intend that Lessee shall pay all costs, charges, fees and expenses in connection with the use, operation, maintenance and repair of the Equipment and the Equipment Site, including, without limitation, the costs, charges, fees and expenses expressly set forth in this Lease. Notwithstanding any other provision of this Lease, the obligation of Lessee to pay all Rent payable hereunder is absolute and unconditional and Lessee shall not be entitled to any abatement, suspension, deferment or reduction of, or any setoff against, Rent for any reason whatsoever, including, but not limited to, abatements, suspensions, deferments, reductions or setoffs due or alleged to be due by reason of any past, present or future claims of Lessee against Lessor, the Owner Participant or any other Person or entity, either under this Lease or otherwise; nor, except as otherwise expressly provided in
Section 8.01, 8.03, 12.02(d) or (e) or 15.02, shall the obligation of Lessee to pay all Rent payable hereunder be released, discharged or otherwise affected, by reason of (i) any defect in or damage to or loss of possession or loss of use or destruction, requisition or taking of the Equipment or the Equipment Site, or any part thereof, from whatsoever cause, (ii) any liens, encumbrances or rights of others with respect to the Equipment or the Equipment Site, or any part thereof, (iii) the prohibition of or other restriction against Lessee's use of the Equipment or the Equipment Site, or any part thereof, (iv) the interference with such use by any Person, (v) the invalidity or unenforceability or lack of due authorization of this Lease or any provision hereof or any other Basic Agreement, in each case whether against or by Lessee or otherwise, (vi) any defect in the title to, compliance with plans or specifications for, condition, design, quality, fitness for use, operation, damage or destruction of the Equipment or the Equipment Site, or any part thereof, (vii) any insolvency of or any bankruptcy, reorganization or similar proceeding against Lessee, Lessor or any other Person, (viii) any claim that Lessee may have against Lessor or any other Person or (ix) for any other cause whether similar or dissimilar to the foregoing, it being the intention of the parties hereto that the Rent payable by Lessee hereunder during the Lease Term shall continue to be payable in all events in the manner and at the times herein provided unless the obligation to pay the same shall expire or be terminated pursuant to Section 8.01, 8.03, 12.02(d) or (e) or 15.02. TO THE EXTENT PERMITTED BY APPLICABLE LAWS, LESSEE HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY NOW HAVE OR WHICH AT ANY TIME HEREAFTER MAY BE CONFERRED UPON IT, BY STATUTE OR OTHERWISE, TO TERMINATE, CANCEL, QUIT OR SURRENDER THIS LEASE, OR TO ANY DIMINUTION OR REDUCTION OF RENT PAYABLE BY LESSEE HEREUNDER, EXCEPT IN ACCORDANCE WITH THE EXPRESS PROVISIONS OF THIS LEASE. If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law or otherwise except as expressly provided herein, Lessee shall nonetheless pay to Lessor (or, in the case of Supplemental Rent, to whoever shall be entitled thereto) an amount equal to each Rent payment at the time and in the manner that such payment would have become due and payable under the terms of this Lease if it had not been terminated in whole or in part. Subject to the next succeeding sentence, each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek to recover all or any part of such payment (except for any excess payment made in error) from Lessor or the Owner

Participant for any reason whatsoever. Nothing in this Article IV shall be construed to prevent Lessee from pursuing any claim it may have against Lessor, the Owner Participant or any other Person in such court of law or otherwise as Lessee may deem appropriate.


                                   ARTICLE V

                             Restriction on Liens
                             --------------------

          Lessee shall not, directly or indirectly, create, incur, assume or suffer to exist any Lien on or with respect to the Equipment or the Equipment Site, or any part thereof or Lessor's title thereto or interest therein, except Permitted Liens, and Lessee shall promptly take such action at its expense as may be necessary duly to discharge any such Lien that may arise.


                                  ARTICLE VI

                        Warranty of Lessor; Disclaimer
                        ------------------------------

          SECTION 6.01.  Quiet Enjoyment.  Lessor warrants and covenants that,
                         ---------------
unless an Event of Default shall have occurred and be continuing, Lessor, any Person acting by, through or under Lessor or deriving its rights from Lessor, and any successor or assign of Lessor or any such Person, shall not interfere with Lessee's rights of quiet enjoyment, use and possession of the Equipment as provided herein during the Lease Term.

          SECTION 6.02.  Disclaimer of Other Warranties.  As between Lessor and
                         ------------------------------
the Owner Participant on the one hand and Lessee on the other, the execution by Lessee of this Lease shall be conclusive proof that Lessee has accepted the Equipment and the Equipment Site, for all purposes of this Lease (notwithstanding any defect or inherent vice with respect to design, manufacture, condition or in any other respect), and that the Equipment and the Equipment Site, has been delivered to and is in the possession of Lessee, has been fully inspected by Lessee and Lessee has no knowledge of any such defect or inherent vice, is suitable for its intended purposes, conforms in all respects to the specifications of this Lease and to manufacturing specifications and warranties and is in good working order and repair and conforms to all requirements of Applicable Law. Lessee acknowledges and agrees that (i) NEITHER LESSOR NOR THE OWNER PARTICIPANT IS A MANUFACTURER OF OR A DEALER IN PROPERTY OF SUCH KIND, AND (ii) LESSOR LEASES AND LESSEE TAKES THE EQUIPMENT AND THE EQUIPMENT SITE, AND LESSEE SHALL TAKE EACH MODIFICATION AND ANY PART THEREOF, AS IS AND WHERE

IS, WITH ALL FAULTS, and subject to all Applicable Laws and Governmental Actions now in effect or hereafter adopted, and neither Lessor nor the Owner Participant makes or shall be deemed to have made, and LESSOR AND THE OWNER PARTICIPANT EACH HEREBY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE EQUIPMENT OR ANY PART OR COMPONENT THEREOF OR THE EQUIPMENT SITE, INCLUDING, WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT OR MODIFICATION OR PART, THE MERCHANTABILITY OR THE FITNESS OF THE EQUIPMENT OR MODIFICATION OR PART FOR ANY PARTICULAR PURPOSE, TITLE TO THE EQUIPMENT OR MODIFICATION OR PART OR THE EQUIPMENT SITE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT OR MODIFICATION OR PART OR THE CONFORMITY THEREOF TO SPECIFICATIONS, FREEDOM FROM PATENT OR TRADEMARK INFRINGEMENT OR THE ABSENCE OF ANY LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, NOR SHALL LESSOR OR THE OWNER PARTICIPANT BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LIABILITY IN TORT, STRICT OR OTHERWISE) WITH RESPECT TO THE FOREGOING, it being agreed that all such risks, as between Lessor and the Owner Participant on the one hand and Lessee on the other, are to be borne by Lessee, except to the extent expressly provided in Section 6.02(a) and Section 6.03(a) of the Participation Agreement, and except that Lessor (in its individual and trust capacities) represents and warrants that on the Closing Date, Lessor shall have received whatever title to the Equipment as was conveyed to it by the Bill of Sale and the Conveyance Instrument covering the Equipment.

          The provisions of this Section have been negotiated and, except to the extent otherwise expressly stated in Section 6.02(a) and Section 6.03(a) of the Participation Agreement, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Owner Participant or Lessor, express or implied, with respect to the Equipment, whether arising pursuant to any statute, ordinance, rule or regulation now or hereafter in effect or otherwise. Neither Owner Participant nor Lessor shall at any time be required to inspect the Equipment, nor shall any such inspection be deemed to affect or modify the foregoing provisions of this Section.

          SECTION 6.03.  Enforcement of Certain Warranties.  Lessee hereby
                         ---------------------------------
assigns to Lessor any and all warranties and claims against dealers, manufacturers, contractors or subcontractors relating to the Equipment. Except if an Event of Default has occurred and is continuing, Lessor authorizes Lessee (directly or through agents), at Lessee's expense, to assert for Lessor's account, during the Lease Term, all of Lessor's rights (if any) under any applicable warranty and any other claim Lessee or Lessor may have against any vendor or manufacturer with respect to the Equipment or Modification or Part, and Lessor agrees to cooperate, at Lessee's expense, with Lessee in asserting such rights. If an Event of Default shall have occurred and be continuing, Lessor shall have the right to control the handling of all such rights and claims, including without limitation the determination of whether and when to assert and/or settle any such right or claim; provided that Lessee shall
                                                      --------
have the right to participate in the handling of any such right or claim that Lessor shall have determined to assert so long as such participation by Lessee does not interfere with the rights of Lessor to control the handling of such right or claim. Any amount recovered by Lessee under any such warranty or other claim against any vendor or manufacturer shall be applied as provided in Section
10.03 hereof.

                                  ARTICLE VII

           Operation and Maintenance; Modifications; Location of
           -----------------------------------------------------
                                   Equipment
                                   ---------

          SECTION 7.01.  Operation and Maintenance.  At all times during the
                         -------------------------
Lease Term, Lessee shall operate and maintain the Equipment and the component Parts thereof so as to keep the same in good working order and repair and in the same condition as when delivered, ordinary wear and tear excepted, and in a condition such that will enable the Equipment to perform its intended functions for its intended useful life. In furtherance and not in limitation of the foregoing, Lessee shall operate and maintain the Equipment and the Parts thereof
(i) in a prudent and responsible manner, (ii) in accordance with Lessee's standard practice from time to time in effect for similar equipment located in Skowhegan, Maine owned or leased by it without discrimination based on the leased status of the Equipment or otherwise, (iii) in accordance with the terms of all operating manuals and other documents applicable to the Equipment, all applicable insurance policies and all appropriate specifications, procedures and manufacturer requirements, (iv) subject to Section 7.07 hereof, in compliance with all requirements of Applicable Laws and (v) in accordance with standard industry practices. During the Lease Term, Lessee shall (x) keep reports regarding maintenance, repair, modifications and replacements in respect of the Equipment in sufficient detail to indicate the nature and date of major work done in accordance with Lessee's standard operating practices and (y) maintain current operating manuals (including training, maintenance and technology manuals) and a complete set of plans and specifications of the Equipment, in sufficient detail to enable an engineer not otherwise familiar with the Equipment to locate and identify the various items of property comprising the Equipment, in each case in accordance with the standards set forth above and promptly update the same as necessary. A set of such reports, manuals, plans and specifications shall be kept by Lessee at its offices at the Equipment Site and shall be made available to Lessor or Owner Participant in accordance with Section 9.01 hereof. Lessor shall have no obligation to maintain, alter, repair, rebuild or replace the Equipment, and Lessee expressly waives the right to perform any such action at the expense of Lessor pursuant to any law at any time in effect.

          SECTION 7.02.  Replacement of Parts.  (a)  Subject to Section 8.01
                         --------------------
hereof, in the event that any Part becomes worn out or is lost, stolen, destroyed, seized, condemned, confiscated, requisitioned, damaged beyond repair or permanently rendered unfit for normal use for any reason whatsoever, Lessee at its expense shall repair or replace such Part. Each such replacement Part shall be free and clear of all Liens (except Permitted Liens) and shall be in as good operating condition as, and shall have a value, utility and remaining useful life at least equal to, the Part being replaced, it being assumed for this purpose that such replaced Part was in the condition and repair required to be maintained pursuant to Section 7.01 hereof; provided, however, that, pending
                                               --------  -------
the completion of repairs to any Part or the installation of a permanent replacement Part therefor, Lessee may, if necessary in order to operate the Equipment, install a temporary Part, in which event Lessee shall complete such repairs or install a permanent replacement Part meeting the requirements of this
Section 7.02 or shall cause such temporary replacement Part to meet such requirements as soon as reasonably practicable but in any event within the earlier of 90 days (or such longer period as shall be necessary under the circumstances so long as Lessee is diligently attempting to obtain a permanent replacement Part) and the expiration or termination of the Lease Term. Immediately upon the permanent replacement of a Part, without further act, (i) title to the replacement Part shall vest in Lessor, (ii) the replacement Part shall become subject to this Lease and be deemed to be part of the Equipment for all purposes hereof, and (iii) all of Lessor's right, title and interest in and to the replaced Part shall pass to Lessee on an "as-is, where-is" basis, without recourse or warranty (except as to the absence of Lessor Liens), and such replaced Part shall no longer be subject to this Lease. From time to time at the request of Lessor and at Lessee's expense, Lessee will take such action as is reasonably practicable to confirm Lessor's title to any replacement Part. From time to time at the request of Lessee and at Lessee's expense, Lessor shall take such action as is reasonably practicable to confirm Lessee's title to each replaced Part. No matter where located, any Part at any time removed therefrom shall remain the property of Lessor unless and until title thereto shall pass to Lessee in accordance with the second preceding sentence.

          SECTION 7.03.  Modifications Required by Law.   Subject to Section
                         -----------------------------
7.07 hereof, Lessee at its expense shall make such Modifications as may be required from time to time to meet the requirements of any Applicable Laws or as soon as reasonably practicable after any such requirement shall arise but in any event not later than the earlier of the date required by such Applicable Laws (subject to Section 7.07) and the expiration or termination of the Lease Term.

          SECTION 7.04.  Optional Modifications.  Provided no Default or Event
                         ----------------------
of Default shall have occurred and be continuing, Lessee at its expense from time to time may make such Modifications to the Equipment as Lessee may deem desirable in the conduct of its business; provided, however, that Lessee shall
                                          --------  -------
not have the right to make any such optional Modification that would diminish the fair market value, residual value, utility or remaining useful life of the Equipment or cause the Equipment to become "limited use property" within the meaning of Revenue Procedure 76-30.

          SECTION 7.05.  Title to Modifications.  Title to each Modification
                         ----------------------
(other than a Severable Modification) shall vest in Lessor, without further act, effective on the date such Modification (or any Part in replacement thereof or in substitution therefor) becomes incorporated into or installed in or attached to the Equipment. Immediately upon title to any Modification vesting in Lessor pursuant to this Section 7.05, such Modification shall, without further act, become subject to this Lease and be deemed part of the Equipment for all purposes hereof. The provisions of this Section shall not be construed to impose any obligation on Lessor to finance the cost of any Modification, or any obligation on Lessee to offer Lessor an opportunity to finance any Modification; provided, however, that Lessor and Lessee may, if they choose (in their
--------  -------
respective sole discretion), enter into any such arrangements on mutually acceptable terms.

          SECTION 7.06.  Removal of Property.  (a)  Subject to compliance with
                         -------------------
Applicable Laws, so long as no Event of Default or Specified Default shall have occurred and be continuing, Lessee from time to time may remove any Severable Modification (or any Part in replacement thereof or in substitution therefor). Notwithstanding the foregoing, if Lessee does not exercise a purchase option under Article XV hereof with respect to the Equipment, Lessee will (i) notify Lessor in writing not less than 90 days prior to the expiration of the Lease Term of any Severable Modification that Lessee is entitled to remove and intends to remove in accordance with this Section 7.06(a) and (ii) afford Lessor an opportunity to purchase such Severable Modification at a cash price equal to the Fair Market Sale Value thereof. In any event Lessee will repair any damage to the Equipment caused by the removal of a Severable Modification therefrom as provided herein.

          (b) In addition, if at any time during the Lease Term Lessee shall conclude that any property included in the Equipment to which Lessor shall have title (other than a Severable Modification that may be removed as provided in
Section 7.06(a)) is unnecessary and can be removed without diminishment of the fair market value, residual value, utility or remaining useful life of the Equipment, Lessee may remove such property; provided, however, that, if, in the
                                            --------  -------
reasonable judgment of Lessee, the sum of the net proceeds from a disposition of such property plus the net proceeds from any and all prior dispositions of property of the type referred to in this Section 7.06(b), would exceed 0.5% of Lessor's Cost of the Equipment, then, Lessee shall give Lessor reasonably prompt notice of all such property so removed, which notice will request Lessor's direction as to the disposition of such property. If Lessor does not respond to such notice within 60 days of the date of delivery thereof, Lessee may, on behalf of Lessor, dispose of such property in a commercially reasonable manner and upon such disposal, without further act, title thereto shall vest in the purchaser thereof, on an "as-is, where-is" basis, without recourse or warranty and free and clear of any Lien or other interest in favor of Lessor or the Owner Participant. Lessee shall pay over to Lessor any net proceeds received from such dispositions in excess of 0.5% of Lessor's Cost of the Equipment. From time to time at the request of Lessee and at Lessee's expense, Lessor shall take such action as is reasonably practicable to confirm the relevant purchaser's title to such property.

          SECTION 7.07.  Contest of Requirements of Law.  If, with respect to
                         ------------------------------
any requirement of Applicable Laws relating to the operation, maintenance or modification of the Equipment or the Facility, (i) Lessee is contesting such requirement diligently and in good faith by appropriate proceedings, (ii) compliance with such requirement shall have been excused or exempted by a nonconforming use permit, waiver, extension or forbearance exempting Lessee from such requirement or (iii) Lessee shall be making a good faith effort and shall be diligently taking appropriate steps to comply with such requirement, then the failure by Lessee to comply with such requirement shall not constitute a Default hereunder; provided that such contest or noncompliance does not involve (A) any
           --------
material danger of (1) foreclosure, forfeiture or loss of the Equipment or any part thereof or (2) criminal liability or any material civil liability being imposed on Lessor or the Owner Participant or (B) any material danger of (1) sale of, or the creation of any Lien (other than a Permitted Lien) on, the Equipment or any part thereof or (2) the non-payment of Rent or a material adverse effect on Lessee's ability to perform its obligations hereunder or under the other Basic Agreements or (3) extending the ultimate application of such requirements of Applicable Laws beyond the termination of the Basic Lease Term or the Renewal Term, as appropriate, unless Lessee has posted a bond or other security in respect thereof satisfactory to Lessor. Lessee shall provide Lessor with notice of any contest of the type described in clause (i) above to enable Lessor to ascertain whether such contest may have the effect of the type described in the proviso above.

          SECTION 7.08.  Location of the Equipment.  During the Lease Term
                         -------------------------
Lessee shall not, without the prior written consent of Lessor, remove the Equipment or any part thereof from the Equipment Site, which is located in the Skowhegan, Maine (it being understood that this Section 7.08 shall not prohibit removal from the Equipment Site of (i) replaced Parts, title to which has passed to Lessee pursuant to Section 7.02 hereof, (ii) Severable Modifications, and
(iii) unnecessary property, title to which has passed to a purchaser pursuant to
Section 7.06(b) hereof).


                                 ARTICLE VIII

                    Event of Loss; Obsolescence Termination
                    ---------------------------------------

          SECTION 8.01.  Event of Loss.  (a)  Upon the occurrence of an Event of
                         -------------
Loss with respect to the Equipment, Lessee shall promptly (and in any event within the earlier of 30 days after the occurrence of such Event of Loss and five days after a Responsible Officer of Lessee obtains knowledge thereof) notify Lessor of such Event of Loss. On the earlier of (A) the Determination Date next following the date of receipt by Lessee of insurance proceeds in respect of such Event of Loss and (B) the latest Determination Date that occurs on or before the date 180 days following the occurrence of such Event of Loss, Lessee shall pay to Lessor an amount equal to the Stipulated Loss Value of the Equipment, computed as of such Determination Date, plus (if such Determination Date is a Basic Rent Payment Date) any Basic Rent payable on such date (it being understood and agreed that Lessee shall continue to be obligated to pay all Basic Rent due on any Basic Rent Payment Date occurring on or prior to the Determination Date on which such Stipulated Loss Value is due (notwithstanding the occurrence of such Event of Loss)). The excess of any proceeds referred to in Section 10.03(a) received by Lessee with respect to an Event of Loss over the amount of Stipulated Loss Value computed pursuant to the preceding sentence shall be the property of Lessee, except for payments with respect to the condemnation, confiscation, seizure or the requisition of title of the Equipment and except further for payments attributable to the property interest of Lessor in the Equipment recovered from any dealer, manufacturer, contractor or subcontractor pursuant to Section 6.03, in all of which cases such excess shall be divided between Lessor and Lessee as their interests may appear.

          (b) Upon payment by Lessee of the Stipulated Loss Value for the Equipment following an Event of Loss, together with all other Basic Rent and Supplemental Rent then due hereunder (including, without limitation, all Basic Rent due on any Basic Rent Payment occurring on or prior to the Determination Date on which such Stipulated Loss Value payment is due), (i) all obligations of Lessee hereunder to pay Basic Rent for the Equipment, and the Lease Term, shall terminate and (ii) Lessor shall transfer, without recourse or warranty (except as to the absence of Lessor Liens) and on an "as-is, where-is" basis, all right, title and interest of Lessor in and to the Equipment to or at the direction of Lessee, and shall furnish to or at the direction of Lessee, at Lessee's expense, one or more bills of sale, in form and substance reasonably satisfactory to Lessee, evidencing such transfer.

          SECTION 8.02.  Requisition Not Constituting an Event of Loss.  In the
                         ---------------------------------------------
event of the requisition for use of the Equipment that does not constitute an Event of Loss, all of Lessee's obligations under this Lease (including, without limitation, the obligation to pay Rent) shall continue as if such requisition had not occurred; provided, however, that all payments received by Lessor or
                  --------  -------
Lessee for the use of the Equipment shall, so long as no Event of Default or Specified Default has occurred and is continuing, be paid over to, or retained by, Lessee, or if an Event of Default or Specified Default has occurred and is continuing, be paid over to, or retained by, Lessor.

          SECTION 8.03.  Obsolescence Termination.  (a)  If the Senior
                         ------------------------
Management and/or the Board of Directors of Lessee shall have determined in good faith that the Equipment has become technologically obsolete and/or is no longer economically viable, Lessee shall have the right to terminate this Lease on any Basic Rent Payment Date occurring on or after the sixth anniversary of the Closing Date that is specified by Lessee (a "Termination Date") in a notice to
                                             ----------------
the Lessor (a "Termination Notice") given not later than 60 days prior to the
               ------------------
proposed Termination Date and accompanied by a certificate of a Responsible Officer of Lessee evidencing such determination. Subject to paragraph (c) of this Section 8.03, Lessee, as agent for Lessor, shall use commercially reasonable efforts to obtain cash bids for the purchase of the Equipment. Lessee shall certify to Lessor the amount and terms of each bid received by Lessee and the name and address of the Person who submitted such bid. Lessor and Owner Participant shall have the right to obtain such cash bids, in either case either directly or through agents other than Lessee. Neither Lessee nor any Affiliate of Lessee shall, directly or indirectly, submit a bid for, or enter into any arrangement to acquire title to or an interest in or the right to use, the Equipment or any part thereof.

          (b) Subject to paragraph (c) of this Section 8.03, on the Termination Date Lessor shall transfer, without recourse or warranty (except as to the absence of Lessor Liens), and on an "as-is, where-is" basis, all right, title and interest of Lessor in and to the Equipment to or at the direction of the Person who shall have submitted the highest cash bid prior to the Termination Date, and shall furnish to or at the direction of such Person, and at the expense of Lessee, one or more bills of sale, in form and substance reasonably satisfactory to such Person, evidencing such transfer. The net proceeds of such transfer shall be paid to or retained by Lessor, and, in addition, on such Termination Date Lessee shall pay to Lessor (or, in the case of Supplemental Rent, to the Person or Persons entitled thereto) (i) an amount equal to the excess, if any, of (A) the higher of (I) the Stipulated Loss Value of the Equipment, computed as of such Termination Date, and (II) the Fair Market Sale Value of the Equipment as of such Termination Date, over (B) such net proceeds,
(ii) the Basic Rent for the Equipment payable on such date and (iii) all other Basic Rent and Supplemental Rent then due hereunder. If for any reason (other than default by Lessee or the applicability of paragraph (c) of this Section 8.03) the transfer of the Equipment to the highest bidder does not occur on or as of such Termination Date, then this Lease shall continue in full force and effect in accordance with its terms (including the terms of this Section 8.03). Lessor shall be under no duty to solicit bids, to inquire into the efforts of Lessee to obtain bids or otherwise to take any action in connection with any such proposed termination of this Lease other than to transfer the Equipment to the Person named in the highest bid certified by Lessee to Lessor or obtained by Lessor against receipt of the payments provided for herein. Lessee shall pay all reasonable expenses of Lessor and Owner Participant incurred in connection with any termination pursuant to this Section.

          (c) Notwithstanding the provisions of paragraphs (a) and (b) of this
Section 8.03, upon receipt of a Termination Notice, Lessor shall have the option, by irrevocable written notice to Lessee given no later than 30 days after receipt of such Termination Notice, to elect to retain the Equipment, in which case on the relevant Termination Date Lessee shall deliver the Equipment to Lessor in accordance with Article XVI hereof and pay to Lessor (or, in the case of Supplemental Rent, to the Person or Persons entitled thereto), in lieu of the amounts payable under paragraph (b) above, (i) an amount equal to the excess, if any, of (A) the Stipulated Loss Value of the Equipment, computed as of such Termination Date, over (B) the Fair Market Sale Value thereof as of the Termination Date (as determined by the Appraisal Procedure promptly upon exercise of such option), (ii) the Basic Rent for the Equipment payable on such date and (iii) all other Basic Rent and Supplemental Rent then due hereunder.

          (d) Upon payment by Lessee of all amounts payable by it under this
Section 8.03, all obligations of Lessee hereunder to pay Basic Rent for the Equipment, and the Lease Term, shall terminate.

          (e) Notwithstanding any other provision of this Article VIII, Lessee may, by notice to Lessor, revoke any Termination Notice previously delivered at any time prior to the Termination Date specified in such Termination Notice, but such right of revocation may not be exercised with respect to more than a total of three Termination Notices.


                                   ARTICLE IX

                                    Reports
                                    -------

          SECTION 9.01.  Reports to Governmental Authorities.  Lessee shall
                         -----------------------------------
prepare (or cause to be prepared) and file in a timely fashion, or, if Lessor shall be required to file, Lessee shall prepare or cause to be prepared and deliver to Lessor within a reasonable time prior to the date for filing, all reports with respect to the Equipment, or the condition or operation thereof, that are required from time to time to be filed with any Government Authority. Upon discovering that it is required to file any such report, Lessor shall give timely notice thereof to Lessee; provided, however, that Lessor shall not be
                                 --------  -------
liable for any failure to give such notice.

          SECTION 9.02.  Information Concerning the Equipment.  Lessee shall
                         ------------------------------------
furnish Lessor and Owner Participant such information as Lessor or Owner Participant reasonably may request from time to time concerning the Equipment, including information concerning the condition, maintenance, use and location thereof, as well as copies of non-privileged studies or reports prepared by or for Lessee, or non-privileged audits prepared by or for Lessee concerning the environment or the conditions relating to public or worker health and safety at the Equipment, the Equipment Site or the Facility, in accordance with the provisions of Article VI of the Participation Agreement.


                                   ARTICLE X

                                   Insurance
                                   ---------

          SECTION 10.01. Coverage.  Without limiting any of the other
                         --------
obligations or liabilities of Lessee under this Lease, Lessee shall, during the Lease Term, carry and maintain, at its own expense, at least the minimum insurance coverage set forth in this Article X. Lessee shall also carry and maintain any other insurance that Lessor may reasonably require from time to time. All insurance carried pursuant to this Article X shall be placed with such insurers with an AM Best Rating of A-X or other insurers as are acceptable to Lessor; provided that, with respect to the all risk property insurance and
           --------
business interruption insurance required to be carried and maintained pursuant to clauses (a) and (b) of this Section 10.01, (1) up to an aggregate of $1,000,000 of such insurances on a combined basis may be placed with an insurer with an AM Best rating of A/VI or better, (2) up to an aggregate of $1,000,000 of such insurances on a combined basis may be placed with an insurer with an AM Best rating of A/VIII or better, (3) up to an aggregate of $2,000,000 of such insurances on a combined basis may be placed with an insurer with an AM Best rating of A/IX or better, and (4) up to an aggregate of $1,000,000 of such insurances may be placed with an insurer with an AM Best rating of A++/IX or better. Such insurance shall be written with deductibles or self insured retentions as are acceptable to Lessor.

          (a) All Risk Property Insurance.  Lessee shall maintain all risk
              ---------------------------
     property insurance covering the Equipment against physical loss or damage, including, but not limited, to fire and extended coverage, collapse, flood, earth movement and comprehensive boiler and machinery coverage (including electrical malfunction and mechanical breakdown). Coverage shall be written in the greater of the then current Stipulated Loss Value or replacement cost value of the Equipment in an amount acceptable to Lessor except with respect to the perils of flood and earthquake in which case separate sublimits of not less than $100,000,000 may apply. Such insurance policy shall include expediting expense in an amount not less than $1,000,000 and contain an agreed amount endorsement waiving any coinsurance penalty.

          (b) Business Interruption.  As an extension of the insurance required
              ---------------------
     under clause (a) of this Section 10.01, Lessee shall maintain business interruption insurance in an agreed amount equal to twelve (12) months of continuing expenses including lease payments. Such policy shall include an agreed amount endorsement waiving any coinsurance penalty. If business interruption insurance required to be maintained by Lessee pursuant to this clause (b) (including the limits on deductibles or any other terms under policies for such insurance) ceases to become available on a commercially reasonable basis at the time of renewal, Lessee shall provide written notice to Lessor accompanied by a letter from Lessee's insurance broker stating that such insurance is unavailable on a commercially reasonably basis. Such notice shall be given not less than thirty (30) days prior to the scheduled date for renewal of any such policy. Upon receipt of such notice Lessor and Lessee shall immediately negotiate in good faith to obtain a commercially reasonably alternative to such insurance. In the event that Lessor and Lessee can not reach a resolution acceptable to both parties within five (5) days, Lessor shall make arrangements for the formation of an insurance panel consisting of Lessee's insurance advisor (or broker), Lessor's insurance adviser (or broker) and an independent insurance expert chosen by Lessor and reasonably acceptable to Lessee selected from an internationally recognized insurance brokerage. Such independent expert shall conduct a separate review of the relevant insurance requirements of this clause (b) and the market for such insurance at the time, giving due consideration to the representations of both insurance advisors, and upon conclusion of such review shall issue a written report stating that such insurance is either available or not available on a commercially reasonable basis. In the event the insurance expert concludes that such insurance is not available on a commercially reasonably basis, the insurance expert shall provide a written recommendation not less than fifteen (15) days before the date for renewal of such insurance which shall be conclusive and binding on both Lessee and Lessor. Lessor shall issue a waiver to Lessee for a period of two (2) years upon the insurance expert certifying that the relevant insurance is not available on a commercially reasonable basis and the Lessee having implemented the recommendation of the insurance expert. All fees, costs and expenses associated with the insurance panel (including the review by the insurance expert) shall be for the sole account of Lessee.

          (c) Comprehensive General Liability Insurance.  Lessee shall maintain
              -----------------------------------------
     comprehensive general liability insurance written on an occurrence basis with a limit of not less than $1,000,000. Such coverage shall include, but not be limited to, premises/operations, explosion, collapse, underground hazards, contractual liability, independent contractors, products/completed operations, property damage and personal injury liability. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law.

          (d) Workers' Compensation/Employer's Liability.  Lessee shall maintain
              ------------------------------------------
     workers' compensation insurance in accordance with statutory provisions covering accidental injury, illness or death of an employee of Lessee while at work or in the scope of his employment with Lessee and employer's liability in an amount not less than $1,000,000. Such coverage shall not contain any exclusions for occupational disease exclusions.

          (e) Excess Liability.  Lessee shall maintain excess or umbrella
              ----------------
     liability insurance in an amount not less than $25,000,000 written on an occurrence basis providing coverage limits excess of the insurance limits required under clause (c) of this Section 10.01 and clause (d) of this
     Section 10.01 with respect to employer's liability only. Such insurance shall provide drop down coverage in case of exhaustion of underlying limits and/or aggregates. Such insurance shall not exclude coverage for punitive or exemplary damages where insurable by law.

          SECTION 10.02. Endorsements.  Lessee shall cause all insurance carried
                         ------------
and maintained in accordance with Section 10.01 hereof to be endorsed as follows:

          (a) Lessee shall be the named insured and Lessor shall be an additional named insured and as a loss payee for (x) insurance proceeds in excess of $4,000,000 (whether in one payment or a series of payments) with respect to loss or damage to the Equipment and (y) for all insurance proceeds with respect to loss or damage to the Equipment while an Event of Default or Specified Default shall be continuing, in each case net of the applicable deductible, with respect to the policy described in clause (a) of Section 10.01 hereof. Lessee shall be the named insured and Lessor shall be an additional named insured and as a loss payee for (x) insurance proceeds in excess of $4,000,000 (whether in one payment or a series of payments) on account of an event relating to the Equipment and (y) for all insurance proceeds while an Event of Default or Specified Default shall be continuing, in each case net of the applicable deductible, with respect to the policy described in clauses (b) of Section 10.01 hereof. Lessee shall be the named insured and Lessor (in both its individual and trust capacities) and the Owner Participant shall be additional insureds with respect to policies described in clauses (c) and (e) of Section 10.01 hereof. It shall be understood that any obligation imposed upon Lessee, including, but not limited to, the obligation to pay premiums, shall be the sole obligation of Lessee and not that of Lessor or Owner Participant.

          (b) With respect to policies described in clauses (a) and (b) of
     Section 10.01 hereof, the interests of Lessor and Owner Participant shall not be invalidated by any action or inaction of Lessee, or any other Person, and shall insure Lessor and Owner Participant regardless of any breach or violation by Lessee or any other Person, of any warranties, declarations or conditions of such policies.

          (c) Inasmuch as the liability policies are written to cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exception of the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.

          (d) The insurers thereunder shall waive all rights of subrogation against Lessor and Owner Participant, any right of setoff or counterclaim and any other right to deduction, whether by attachment or otherwise.

          (e) Such insurance shall be primary without right of contribution of any other insurance carried by or on behalf of Lessor or Owner Participant with respect to their interests as such in the Equipment.

          (f) If such insurance is canceled for any reason whatsoever, including nonpayment of premium, or any changes are initiated by Lessee or carrier which affect the interests of Lessor or Owner Participant, such cancellation or change shall not be effective as to Lessor or Owner Participant until thirty (30) days, except for non-payment of premium which shall be ten (10) days, after receipt by Lessor and Owner Participant of written notice sent by registered mail from such insurer.

          SECTION 10.03.  Application of Certain Proceeds.  (a)  All insurance
                          -------------------------------
proceeds with respect to the policies described in clause (a) and (b) of Section
10.01 hereof while an Event of Default or Specified Default shall be continuing shall be paid to Lessor and held or dealt with as provided in clause (b) of this
Section 10.03. Subject to the preceding sentence, all insurance proceeds in excess of $4,000,000 (whether in one payment or a series of payments) with respect to the policies described in clause (a) and (b) of Section 10.01 hereof in respect of loss or damage to the Equipment from a single event or related series of events, or in respect of an Event of Loss, or relating to the Equipment in the case of business interruption insurance, shall be paid to Lessor and such proceeds shall be applied or dealt with as follows:

          (i) All such proceeds in excess of $4,000,000 (whether in one payment or a series of payments) with respect to the policy described in clause (a) of Section 10.01 hereof on account of a loss or damage to the Equipment not constituting an Event of Loss shall be paid to Lessor and shall be assigned over to Lessee to pay the cost of restoration of the Equipment, upon notice from Lessee (x) that it has established a plan for such restoration acceptable to Lessor and (y) stating that no Specified Default or Event of Default exists. Lessor may request reasonable documentation evidencing the expenses incurred or to be incurred in respect of such restoration.

          (ii) All such proceeds on account of an Event of Loss shall be dealt with in accordance with Section 8.01 hereof.

          (iii) All such proceeds in excess of $4,000,000 (whether in one payment or a series of payments) with respect to the policy described in clause (b) of Section 10.01 hereof on account of an event relating to the Equipment not constituting an Event of Loss shall, if Lessor shall have received reasonable assurance of Lessee's continuing ability to make scheduled Basic Rent payments, be assigned over to Lessee. All such proceeds with respect to the policy described in clause (b) of Section
     10.01 hereof not so required to be assigned over to Lessee shall be paid to and held by Lessor and held as security for the obligations of Lessee under this Lease and the other Basic Agreements and may be applied against Lessee's obligations under the Basic Agreements. Any such proceeds held by Lessor at such time as the event giving rise to the payment of such business interruption insurance shall have ceased, shall, so long as no Event of Default or Specified

     Default shall have occurred and be continuing, be paid over or assigned to Lessee or as it may direct.

          (b) If an Event of Default or Specified Default shall have occurred and be continuing, any proceeds or amounts payable to or for the account of Lessor or Lessee, or to be retained by Lessee, pursuant to Section 10.02(a) or 10.03(a) hereof shall be paid to Lessor and held as security for the obligations of Lessee under this Lease and the other Basic Agreements and may be applied by Lessor to satisfy the obligations of Lessee under the Basic Agreements, and, at such time thereafter as no Event of Default or Specified Default shall be continuing, such proceeds and amounts, to the extent they have not been applied against such obligations, shall be paid promptly to Lessee.

          SECTION 10.04. Certifications.  On the Closing Date, and at each
                         --------------
policy renewal, but not less frequently than annually, Lessee shall provide to Lessor and Owner Participant approved certification from each insurer or by an authorized representative of each insurer. Such certification shall identify the underwriters, the type of insurance, the limits, deductibles, and term thereof and shall specifically list the special provisions delineated for such insurance required for this Article X. Upon request, Lessee shall permit Lessor and Owner Participant to review all policies of insurance required by Section
10.01 during normal business hours at Lessee's corporate offices in the United States.

          SECTION 10.05. Insurance Reports.  Concurrently with the furnishing of
                         -----------------
all certificates referred to in Section 10.04, Lessee shall furnish Lessor and Owner Participant with an opinion from Aon Risk Services Inc. of Illinois or any other internationally recognized independent insurance broker, reasonably acceptable to Lessor; stating that all premiums then due have been paid and that, in the opinion of such broker, the insurance then maintained by Lessee is in accordance with this Article X.

          SECTION 10.06. Right of Lessor and Owner Participant To Insure.  (a)
                         -----------------------------------------------
Lessor and the Owner Participant shall have the right (but not the obligation), at their expense, to maintain any insurance in respect of any of the Equipment or any Part thereof, and any insurance so maintained shall not result in a reduction of coverage or amounts payable under insurance required to be maintained by Lessee hereunder.

          (b) In addition, if Lessee is in default in respect of its obligations to maintain insurance pursuant to this Article X, Lessor and the Owner Participant shall have the right (but not the obligation), and without in any way limiting or otherwise modifying any other rights or remedies of Lessor or the Owner Participant under this Lease by reason of such default or otherwise, to obtain such insurance at the expense of Lessee and, in such event, Lessee shall be obligated in accordance with Article XVIII. To the extent that Lessor has placed such insurance required to be maintained by Lessee pursuant to this
Article X and that there are no other outstanding Events of Default, Lessor will cancel such insurance upon Lessee providing satisfactory evidence that replacement coverage has become effective and is in compliance with Article X. Lessee shall also immediately reimburse Lessor or Owner Participant for any additional costs, including but not limited, to short rate cancellation penalties which are incurred by Lessor or Owner Participant.

                                   ARTICLE XI

                                 Identification
                                 --------------

          SECTION 11.01. Identification.  At all times during the Lease Term,
                         --------------
Lessee at its expense shall maintain in a prominent place on the Equipment conspicuous markings stating the following: "THIS UNIT IS OWNED BY STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AND IS UNDER LEASE TO S.D. WARREN COMPANY" or other appropriate words reasonably satisfactory to Lessor, with appropriate changes thereof and additions thereto as from time to time may be required under Applicable Laws in order to protect Lessor's right, title and interest in and to the Equipment and the rights of
Lessor under this Lease.   Lessee will replace promptly any such marking which
may be removed, defaced, obliterated or destroyed.

          SECTION 11.02. Insignia of Lessee.  The Equipment may be lettered with
                         ------------------
the names or initials or other insignia customarily used by Lessee but Lessee will not allow the name of any other Person to be placed on the Equipment as a designation that might be interpreted as a claim of ownership or right to possession or use thereof.


                                  ARTICLE XII

                               Default; Remedies
                               -----------------

          SECTION 12.01. Events of Default.  The term "Event of Default",
                         -----------------
wherever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary, or come about or be effected by operation of law, or be pursuant to or in compliance with any Applicable Laws or Governmental Action), and any such event shall continue to be an Event of Default if and for so long as it shall not have been remedied:

          (1) default in the payment of any Basic Rent, Stipulated Loss Value or Early Buyout Price when and as the same shall become due and payable, and the continuance of such default unremedied for a period of one Business Day after notice of such default shall have been received by Lessee; or default in the payment of any other Supplemental Rent when and as the same shall become due and payable, and the continuance of such default unremedied for a period of 10 Business Days after notice of such default shall have been received by Lessee; or

          (2) default in Lessee's obligations with respect to the location of the Equipment under Section 7.08 hereof; or default in the maintenance of any insurance required by Article X hereof; or default in Lessee's obligation to provide a Letter of Credit satisfying the requirements of, and otherwise in compliance with, Section 6.01(h) of the Participation Agreement (including, without limitation, default in Lessee's obligation to provide a replacement Letter of Credit satisfying the requirements of, or to obtain an extension or renewal of the Letter of Credit in accordance with, such Section 6.1(h)); or default in the performance or observance of any of the terms and provisions of Article XIV hereof or Section 6.01(d) of the Participation Agreement; or default in the performance or observance of Lessee's obligations under Section 6.01(j) of the Participation Agreement; or

          (3) default in any material respect in the observance or performance of any covenant or agreement of Lessee contained herein or in any other Basic Agreement (other than those specified in clauses (1) and (2) above), and the continuance of such default unremedied for a period of 30 days after notice of such default shall have been received by Lessee (or such longer period (not exceeding 120 days) as may be necessary to remedy the same, so long as Lessee is diligently proceeding to do so and provides satisfactory evidence thereof to Lessor); or

          (4) any representation or warranty made by Lessee in this Lease or in any other Basic Agreement (other than those set forth in the Tax Indemnity Agreement), or in any document or certificate furnished by Lessee in connection herewith or therewith or pursuant hereto or thereto, shall have been incorrect in any material respect when made, and shall continue to be material and unremedied for a period of 30 days after notice thereof shall have been received by Lessee (or such longer period (not exceeding 120 days) as may be necessary to remedy the same, so long as Lessee is diligently proceeding to do so); or

          (5) a court having jurisdiction in the premises shall enter a decree or order (i) approving as properly filed or commenced an involuntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar laws against Lessee seeking liquidation, reorganization or other relief with respect to it or its debts, and such proceeding or case shall not be dismissed or stayed within 60 days thereafter, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of Lessee or of any substantial part of its property, or ordering the winding-up or liquidation of the affairs of Lessee, and such decree or order remains unstayed and in effect for a period of 60 days; or

          (6) the institution by Lessee of proceedings to be adjudicated a bankrupt or insolvent, or the consent by Lessee to the institution of bankruptcy or insolvency proceedings against Lessee, or the commencement by Lessee of a voluntary proceeding or case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state or foreign bankruptcy, insolvency or other similar laws, or the consent by Lessee to the filing of any petition seeking a reorganization, arrangement, adjustment or composition of or in respect of Lessee or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of Lessee or of any substantial part of its property, or the making by Lessee of an assignment for the benefit of creditors, or the admission by Lessee of its inability to pay its debts generally as they become due or of its willingness to be adjudicated a bankrupt, or the failure of Lessee generally to pay its debts as they become due; or

          (7) Lessee shall, in respect of any Indebtedness of Lessee exceeding $1,000,000 in aggregate amount outstanding (i) fail to pay any amount of principal or interest when due (after the expiration of any applicable grace period), whether at maturity, at a date fixed for prepayment, upon acceleration or otherwise, or (ii) default in the performance or observance of any other provision contained in any instrument or agreement evidencing such Indebtedness or pursuant to which such Indebtedness was issued or incurred if the effect of such default is to cause, or permit the holder of such Indebtedness or a trustee or agent thereof to cause, such Indebtedness to become or be declared due and payable prior to its stated maturity; provided, that no Event of Default
                                           --------
     shall exist under this Section 12.01(7) from and after the time when such failure or default is cured or waived.

          SECTION 12.02. Remedies.  Upon the occurrence of any Event of Default
                         --------
and at any time thereafter so long as the same shall be continuing, Lessor at its option may, by notice to Lessee (except that such notice shall not be required with respect to an Event of Default specified in Section 12.01(5) or
(6), in which case this Lease shall automatically be deemed to be declared in default), declare this Lease to be in default; and at any time thereafter Lessor may, to the extent permitted by Applicable Laws, exercise one or more of the following remedies, except as hereinbelow otherwise set forth, as Lessor in its sole discretion shall elect:

          (a) Lessor may demand that Lessee, and Lessee shall solely at Lessee's expense, return the Equipment and the Equipment Site promptly to Lessor or its agent in the manner and condition required by, and otherwise in accordance with the provisions of, Article XVI hereof and the Ground Lease as if the same were being returned at the end of the Basic Lease Term or the Renewal Term; or Lessor or its agents, at Lessor's option, may enter upon the premises where any of the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability on the part of Lessor or its agents for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise;

          (b) Lessor may sell its right, title and interest in and to the Equipment or the Equipment Site, or any part thereof, or any of its rights or interests under the Ground Lease, at public or private sale, as Lessor may determine, and with or without notice to Lessee, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such sale or for the proceeds thereof except to the extent required by Section 12.02(e) hereof if Lessor elects to exercise its rights thereunder, in which event Lessee's obligation to pay Basic Rent with respect to the Equipment for periods commencing after the date of such sale shall be terminated (except to the extent that Basic Rent is to be included in computations under Section 12.02(e) hereof if Lessor shall elect to exercise its rights thereunder);

          (c) Lessor may hold, keep idle, use, operate, assign, lease or sublease to others any of the Equipment or the Equipment Site, or any part thereof, or any of its rights or interests under the Ground Lease, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to any such action or inaction or for any proceeds thereof, except that Lessee's obligation to pay Basic Rent for the Equipment after Lessee shall have been deprived of the possession thereof pursuant to this Section 12.02(c) shall be reduced by an amount equal to the net proceeds, if any, received by Lessor from leasing the Equipment or such part thereof to any Person other than Lessee;

          (d) If Lessor has not sold the Equipment pursuant to paragraph (b) of this Section 12.02, Lessor may, by notice to Lessee specifying a payment date (which shall be a Determination Date not earlier than 15 days nor later than 180 days after the date of such notice), demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Determination Date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of the Basic Rent due after the Determination Date specified in such notice, any unpaid Basic Rent specified in such notice, plus whichever of the following amounts Lessor, in its sole discretion, shall specify in such notice (together with interest on such amount at the rate of 2% per annum over the Prime Rate from such Determination Date to the date of actual payment):

               (i) an amount equal to the excess, if any, of (A) the Stipulated Loss Value of the Equipment, computed as of the Determination Date specified in such notice, over (B) the Fair Market Sale Value of the Equipment, determined as of the Determination Date specified in such notice; or

               (ii) an amount equal to the excess, if any, of (A) the Stipulated Loss Value of the Equipment referred to and determined in accordance with clause (i)(A) above, over (B) the Fair Market Rental Value of the Equipment until the end of the Basic Lease Term or the Renewal Term, as the case may be, after discounting such Fair Market Rental Value to present value as of the Determination Date specified in such notice at the Prime Rate; or

               (iii) an amount equal to the excess of (A) the present value, as of the Determination Date specified in such notice, of all installments of Basic Rent for the Equipment, until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted at the Prime Rate, over
     (B) the present value as of such

     Determination Date of the Fair Market Rental Value of the Equipment until the end of the Basic Lease Term or the Renewal Term, as the case may be, discounted at the Prime Rate;

          (e) If Lessor shall have sold its right, title and interest in and to any of the Equipment or the Equipment Site, or any part thereof, or its rights and interests under the Ground Lease, pursuant to Section 12.02(b) hereof, Lessor may, in lieu of exercising its rights under Section 12.02(d) hereof with respect thereto, by notice to Lessee specifying a payment date, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor on the date specified in such notice, as liquidated damages for loss of a bargain and not as a penalty (in lieu of Basic Rent for the Equipment due for periods commencing after the date specified in such notice), (i) all unpaid Basic Rent for the Equipment due on any Basic Rent Payment Date occurring prior to the date specified in such notice and, if the date specified in such notice is coincident with a Basic Rent Payment Date, an amount equal to the Basic Rent for the Equipment payable on such date plus (ii) an amount equal to the excess, if any, of (X) the Stipulated Loss Value for the Equipment, computed as of the Determination Date coincident with or next preceding the date of such sale, over (Y) the aggregate net proceeds theretofore received by Lessor with respect to the Equipment from such sale (together with interest on the amount of such Rent at the rate of 2% per annum over the Prime Rate from such specified payment date to the date of actual payment, computed on the basis of actual days elapsed over a year of 365 or 366 days, as appropriate); or

          (f) Lessor may rescind or terminate this Lease or exercise any other right or remedy that may be available to Lessor under Applicable Laws or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof or to rescind this Lease.

          In addition (but without duplication), Lessee shall be liable, except as otherwise provided above, for any and all unpaid Supplemental Rent due hereunder before or during the exercise of any of the foregoing remedies and, on an After-Tax Basis, for all costs and expenses (including the reasonable fees and expenses of counsel but not including costs and expenses in respect of overhead or internal administration) incurred or suffered by reason of the occurrence of any Default or Event of Default or the exercise of any of Lessor's rights and remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Equipment or the Equipment Site, or any part thereof, or in placing the Equipment or the Equipment Site, or any part thereof, in the condition required by Article XVI hereof or by the Ground Lease.

          At any sale of any of the Equipment or the Equipment Site, or any part thereof, or the rights and interests of the Lessor under the Ground Lease, pursuant to this Section 12.02, the Owner Participant may bid for and purchase the same.

          Except as and to the extent specifically otherwise provided in Section 12.02(d) and Section 12.02(e), to the extent permitted by Applicable Law, no right or remedy referred to in this Section 12.02 is intended to be exclusive, but each shall be cumulative and in addition to any other right or remedy referred to above or otherwise available to Lessor under any of the Basic Agreements or at law or in equity; and to the extent permitted by Applicable Law, the exercise or beginning of exercise by Lessor of any one or more of such rights or remedies shall not preclude the simultaneous or later exercise by Lessor of any or all such other rights and remedies. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any other Default or Event of Default. No delay or omission in the exercise of any right, power or remedy shall restrict Lessor from exercising the same or any other right, power or remedy thereafter nor be construed to be a waiver of any Default or Event of Default or to be an acquiescence therein.


                                 ARTICLE XIII

                       Additional Covenants; Indemnities
                       ---------------------------------

          Lessee agrees to perform and observe all of its covenants and obligations contained in Articles VI, VII and VIII of the Participation Agreement and the provisions of said Sections are hereby incorporated herein by reference with the same force and effect as though set forth in full herein. Lessee further agrees to perform all covenants and obligations (including, without limitation, payment obligations) imposed during the Lease Term by the Ground Lease on the Owner Trustee directly for the benefit of the Ground Lessor thereunder.


                                  ARTICLE XIV

                            Assignment or Sublease
                            ----------------------

          SECTION 14.01. Assignment or Sublease by Lessee.  (a)  Except as
                         --------------------------------
contemplated by Section 6.01(d) of the Participation Agreement, Lessee may not assign any of its right, title and interest in and to, or its obligations under, this Lease. Lessee may sublease the Equipment to any Person (including in such sublease a sub-sublease of the

Equipment Site); provided that (i) any such sublease shall be expressly subject
                 --------
and subordinate to this Lease (including the right to repossess the Equipment and the Equipment Site and to void such sublease upon such repossession) and no such sublease shall release Lessee from any of its obligations as Lessee hereunder or from any of its obligations under any of the other Basic Agreements, (ii) no such sublease shall be entered into by Lessee so long as any Event of Default or Specified Default has occurred and is continuing, (iii) the term of any such sublease shall not extend beyond the Lease Term, (iv) the Equipment shall not be removed from the Equipment Site (except as permitted by Section 7.08 hereof), (v) the terms and provisions of any such sublease shall not conflict with the terms and provisions of this Lease, (vi) the terms of any such sublease shall prohibit the sublessee from sub-subleasing the Equipment or sub-sub-subleasing the Equipment Site, or from assigning its rights or obligations under such sublease, and (vii) Lessee shall not enter into any such sublease with a sublessee that is bankrupt or insolvent. Lessee shall not be required to assign to Lessor any rights of Lessee under any such sublease, except that Lessee agrees to assign to Lessor, as collateral security pursuant to an assignment reasonably satisfactory in form and substance to Lessor, its rights under any such sublease entered into with a party that is not an Affiliate of Lessee if such sublease has a term in excess of two years.

          (b) Without limiting the generality of Section 14.01(a) above, Lessee shall not grant any Lien (other than a Permitted Lien) on its rights as lessee under this Lease.


                                  ARTICLE XV

                         Renewal and Purchase Options
                         ----------------------------

          SECTION 15.01. Renewal Option.  Subject to the provisions of Section
                         --------------
15.04 hereof, Lessee shall have the option to renew the term of this Lease on the Basic Lease Term Termination Date for a period as determined by Lessee and specified in the Twelve Month Notice (as defined in Section 15.04 below) provided such period satisfies the following conditions: (i) such period shall be at least two years and shall end on and include a Basic Rent Payment Date and
(ii) the length of such period shall not exceed 80% of the remaining economic useful life of the Equipment as of the Basic Lease Term Termination Date as determined by the appraisal delivered on the Closing Date pursuant to Section
4.01 of the Participation Agreement, or, at Lessee's option, as determined by the Appraisal Procedure. During the Renewal Term, Lessee shall pay to Lessor the Fair Market Rental Value of the Equipment in semiannual installments in arrears on each Basic Rent Payment Date during the Renewal Term.

          SECTION 15.02. Early Buyout Options.  (a) Subject to the provisions of
                         --------------------
Section 15.04 hereof, Lessee shall have the option to purchase all (but not less than all) of the Equipment on the First Early Buyout Date for a price equal to the First Early Buyout Price.

          (b) Subject to the provisions of Section 15.04 hereof, Lessee shall have the option to purchase all (but not less than all) of the Equipment on the Second Early Buyout Date for a price equal to the Second Early Buyout Price.

          (c) Upon payment by Lessee of the Early Buyout Price for the Equipment pursuant to Section 15.02(a) or 15.02(b) hereof, as the case may be, together with all Basic Rent for the Equipment and all Supplemental Rent then due hereunder, (i) all obligations of Lessee hereunder to pay Basic Rent for the Equipment, and the Lease Term, shall terminate, and (ii) Lessor shall transfer, without recourse or warranty (except as to the absence of Lessor Liens and Liens granted by Lessor to secure any Bonds issued in connection with the exercise of the Leverage Option in accordance with Section 10.02 of the Participation Agreement) and on an "as-is, where-is" basis, all right, title and interest of Lessor in and to the Equipment to or at the direction of Lessee, and shall furnish to or at the direction of Lessee, at the expense of Lessee, one or more bills of sale, in form and substance reasonably satisfactory to Lessee, evidencing such transfer.

          SECTION 15.03. Fair Market Purchase Options.  (a)  Subject to the
                         ----------------------------
provisions of Section 15.04 hereof, Lessee shall have the option to purchase all (but not less than all) of the Equipment on the Basic Lease Term Termination Date for a price equal to the Fair Market Sale Value of the Equipment on the Basic Lease Term Termination Date.

          (b) Subject to the provisions of Section 15.04 hereof, Lessee shall have the option to purchase all (but not less than all) of the Equipment on the last day of the Renewal Term, if any, for a price equal to the Fair Market Sale Value of the Equipment on such day.

          (c) Upon payment by Lessee of the purchase price for the Equipment pursuant to Section 15.03(a) or 15.03(b) hereof, as the case may be, together with all Basic Rent for the Equipment and all Supplemental Rent then due hereunder, Lessor shall transfer, without recourse or warranty (except as to the absence of Lessor Liens and Liens granted by

Lessor to secure any Bonds issued in connection with the exercise of the Leverage Option in accordance with Section 10.02 of the Participation Agreement) and on an "as-is, where-is" basis, all right, title and interest of Lessor in and to the Equipment to or at the direction of Lessee, and shall furnish to or at the direction of Lessee, at the expense of Lessee, one or more bills of sale, in form and substance reasonably satisfactory to Lessee, evidencing such transfer.

          SECTION 15.04. Notices for Renewal and Purchase Options; Certain
                         -------------------------------------------------
Conditions.  (a) Not earlier than twenty-four months and not later than eighteen
----------
months prior to the Basic Lease Term Termination Date, Lessee shall give to Lessor notice (the "Eighteen Month Notice") of its election (i) to return the
                    ---------------------
Equipment to Lessor pursuant to Article XVI hereof or (ii) to exercise in the Twelve Month Notice (as defined below) either the option to renew this Lease for the Renewal Term pursuant to Section 15.01 hereof or the option to purchase the Equipment on the Basic Lease Term Termination Date pursuant to Section 15.03 hereof. If the Eighteen Month Notice is not given within the prescribed period, Lessee shall be deemed to have made the election specified in clause (ii) of the preceding sentence. If in the Eighteen Month Notice Lessee shall have made the election specified in clause (ii) of the first sentence of this Section 15.04(a), then not later than twelve months prior to the Basic Lease Term Termination Date Lessee shall give to Lessor notice (the "Twelve Month Notice")
                                                          -------------------
of its election (x) to exercise the option to renew this Lease for the Renewal Term pursuant to Section 15.01 hereof (which notice shall specify the length of the Renewal Term as permitted by Section 15.01 hereof) or (y) to exercise the option to purchase the Equipment pursuant to Section 15.03 hereof. If the Twelve Month Notice is not given by such date, Lessee shall be deemed to have made the election specified in clause (y) of the preceding sentence.

          (b) Not earlier than twenty-four months and not later than eighteen months prior to the expiration date of the Renewal Term, if any, Lessee shall give to Lessor notice of its election (i) to return the Equipment to Lessor pursuant to Article XVI hereof or (ii) to exercise the option to purchase the Equipment on the last day of the Renewal Term pursuant to Section 15.03 hereof. If such notice is not given within the prescribed period, Lessee shall be deemed to have made the election specified in clause (ii) of the preceding sentence.

          (c) If Lessee desires to exercise its option to purchase the Equipment pursuant to Section 15.02(a) hereof, Lessee shall give to Lessor notice of its election to exercise such option not earlier than 360 days and not later than 180 days prior to the First Early Buyout Date. If Lessee desires to exercise its option to purchase the Equipment pursuant to Section 15.02(b) hereof, Lessee shall give to Lessor notice of its election to exercise such option not earlier than 360 days and not later than 180 days prior to the Second Early Buyout Date.

          (d) Lessee's right to exercise its option to renew this Lease for the Renewal Term pursuant to Section 15.01 hereof, or to exercise its option to purchase the Equipment pursuant to Section 15.02 or Section 15.03 hereof, shall be subject to the conditions that (i) no Event of Default or Specified Default shall have occurred and be continuing either at the date that notice of such election is given by Lessee or at the date that the Lessee would purchase the Equipment or the date that the Renewal Term would commence, as the case may be, and (ii) in the case of such renewal, if the Renewal Term is in excess of seven years, then at the date the Renewal Term would commence Lessee's senior secured debt shall be rated at least "BB" by Standard & Poor's and "Ba2" by Moody's.

          (e) Any election made by Lessee pursuant to this Article XV shall be irrevocable by Lessee, and such election shall be binding on Lessor, in each case subject to the conditions specified in Section 15.04(d) hereof.

          SECTION 15.05. Determination of Fair Market Values and other Matters.
                         -----------------------------------------------------
If in the Eighteen Month Notice Lessee makes the election specified in clause
(ii) of the first sentence of Section 15.04(a) hereof, then, Lessee shall forthwith inform Lessor of the proposed length of Renewal Term Lessee may desire to elect in the Twelve Month Notice (the "Proposed Renewal Period") and promptly
                                          -----------------------
thereafter Lessor and the Lessee shall attempt to agree on the Fair Market Rental Value of the Equipment during the Proposed Renewal Period and the Fair Market Sale Value of the Equipment on the Basic Lease Term Termination Date and the last day of the Proposed Renewal Period. If pursuant to Section 15.04(b) hereof Lessee gives Lessor notice of its election to purchase the Equipment on the last day of the Renewal Term pursuant to Section 15.03 hereof, then, Lessor and Lessee shall promptly thereafter attempt to agree on the Fair Market Sale Value of the Equipment as of such last day. If Lessee and Lessor are unable to agree upon such Fair Market Rental Value or Fair Market Sale Value, such Fair Market Rental Value or Fair Market Sale Value shall be determined by the Appraisal Procedure. If the Proposed Renewal Period is longer than 80% of the remaining economic useful life of the Equipment as determined by the Appraisal delivered on the Closing Date, Lessor and Lessee shall promptly thereafter attempt to agree on the remaining economic useful life of the Equipment as of the Basic Lease

Term Termination Date and if they are unable to agree, such remaining economic useful life shall be determined by the Appraisal Procedure.


                                  ARTICLE XVI

                   Return of Equipment; Disposition Services
                   -----------------------------------------

          SECTION 16.01. Return of Equipment.  Upon the expiration of the Lease
                         -------------------
Term, unless Lessee exercises its option to purchase the Equipment as provided in Section 15.02 or 15.03 hereof, Lessee shall return the Equipment and the Equipment Site to Lessor or to any transferee or assignee of Lessor by surrendering the same to Lessor or such transferee or assignee at the Equipment Site, in the condition required to be maintained under Article VII hereof and under the Ground Lease and free and clear of all Liens other than Lessor Liens and Liens granted by Lessor to secure any Bonds issued in connection with the exercise of the Leverage Option in accordance with Section 10.02 of the Participation Agreement. Prior to such expiration, Lessee shall remove all Parts or property incorporated or installed in or attached to the Equipment that are not owned by, or not being purchased by, Lessor, and any Parts or property not so removed that are owned by Lessee shall become the property of Lessor. In addition, in connection with the delivery of the Equipment pursuant to this Article, Lessee will deliver to Lessor copies of any manuals, technical information and other data in Lessee's possession or control (including non-exclusive rights to the use of software, patents and other intellectual property) necessary for the operation of the Equipment for its intended purposes. The obligations of Lessee under this Section shall survive the termination of this Lease.

          SECTION 16.02. Disposition Services.  If Lessee shall not have
                         --------------------
exercised any of its rights provided in Article XV with respect to the Equipment, then, during the last six months of the Lease Term, Lessee, at Lessor's expense, will cooperate in a reasonable manner with Lessor in connection with efforts to lease or dispose of the Equipment.

          SECTION 16.03. Dismantling of Equipment.  If Lessor shall request at
                         ------------------------
or prior to the expiration of the Ground Lease Term, then unless Lessee shall have purchased the Equipment pursuant to this Lease, Lessee shall, at its own cost and expense, within a reasonable period of time after expiration of the Ground Lease Term (not to exceed one year), dismantle the Equipment and deliver the salvageable portions thereof to the railhead nearest the Equipment Site prepared for shipment to Lessor in an acceptable manner;

provided that in lieu of its obligation to so dismantle and deliver the Equipment, Lessee may purchase the Equipment for a cash price equal to the Fair Market Sale Value of the Equipment, net of the estimated cost of such dismantlement and delivery (but in no event less than $1), whereupon Lessor shall transfer, without recourse or warranty (except as to the absence of Lessor Liens and as to the absence of Liens granted by Lessor to secure any Bonds issued in connection with the exercise of the Leverage Option in accordance with
Section 10.02 of the Participation Agreement) and on an "as-is, where-is" basis, all right, title and interest of Lessor in and to the Equipment to or at the direction of Lessee, and shall furnish to or at the direction of Lessee, at the expense of Lessee, one or more bills of sale, in form and substance reasonably satisfactory to Lessee, evidencing such transfer. The obligations of Lessee under this Section 16.03 shall survive the expiration or other termination of this Lease.

                                 ARTICLE XVII

                         Recording; Further Assurances
                         -----------------------------

          Lessee at its expense shall cause this Lease, a memorandum of this Lease and/or appropriate financing statements or continuation statements and fixture filings to be filed and recorded and, from time to time when required, refiled and rerecorded, in accordance with the applicable provisions of the Uniform Commercial Code as in effect in the State of Maine and the Commonwealth of Massachusetts (and, if Lessee changes its chief executive office, in any other state where Lessee's chief executive office is located) and other Applicable Laws and in any other state of the United States of America or the District of Columbia where filing and/or recording is necessary or reasonably requested by the Owner Participant for the purpose of protecting their respective interests in the Equipment and rights under this Lease. In addition, Lessee at its expense shall do and perform any other act, and shall execute, acknowledge, deliver, file, register, record (and will refile, reregister, deposit and redeposit or rerecord whenever required) any and all further instruments, from time to time required by law or reasonably requested by the Owner Participant for the purpose of protecting their respective interests in the Equipment and rights under this Lease.

                                 ARTICLE XVIII

                     Lessor's Right to Perform for Lessee
                     ------------------------------------

          If Lessee fails to perform or comply with any of its covenants or agreements contained herein or in any other Basic Agreement, Lessor or Owner Participant may perform or comply with such covenant or agreement, and the amount of the reasonable costs and expenses of Lessor or Owner Participant incurred in connection with such performance or compliance, together with interest on such amount at the rate of 2% per annum over the Prime Rate (computed on the basis of the actual days elapsed over a year of 365 or 366 days, as appropriate), shall be payable by Lessee upon demand except as otherwise provided in this Lease. No such performance or compliance by Lessor or Owner Participant shall be deemed a waiver of the rights and remedies of Lessor or any assignee of Lessor against Lessee hereunder.


                                  ARTICLE XIX

                                    Notices
                                    -------

          All communications, declarations, demands and notices provided for in this Lease shall be in writing and shall be given in person or by means of telecopy, or other wire transmission, or mailed by registered or certified mail, or sent by courier, addressed as provided in Section 11.01 of the Participation Agreement or at such other address or facsimile number as any party hereto may from time to time designate by notice given in accordance with Section 11.01 of the Participation Agreement to the other party hereto. All such communications, declarations, demands and notices given in such manner shall be effective and shall be deemed to have been received (i) when delivered personally or by courier (or when delivery is tendered, if such delivery is refused), (ii) in the case of mail delivery, upon delivery (or when delivery is tendered, if such delivery is refused), or (iii) in the case of telecopy or other wire transmission, at the time of dispatch with a transmission confirmation appearing at the end of the communication.


                                  ARTICLE XX

                                 Severability
                                 ------------

          Any provision of this Lease that is prohibited or unenforceable in any jurisdiction shall be, as to such jurisdiction, to the extent permitted by Applicable Laws, ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Laws, the parties hereto hereby waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.


                                  ARTICLE XXI

                       Effect and Modification of Lease
                       --------------------------------

          Except for the Participation Agreement and the other Basic Agreements referred to therein, this Lease exclusively and completely states the rights of Lessor and Lessee with respect to the leasing of the Equipment and supersedes all other agreements, oral or written, with respect thereto. Except as provided in Section 3.03 hereof, no variation or modification of this Lease and no waiver of any of its provisions or conditions shall be valid unless in writing and signed by a duly authorized signatory of the party against which enforcement of such variation or modification or waiver is sought.


                                 ARTICLE XXII

                           Third-Party Beneficiaries
                           -------------------------

          Nothing in this Lease shall be deemed to create any right in any Person not a party hereto (other than the Owner Participant and the permitted successors and assigns of the Owner Participant and any party hereto) and this instrument shall not be construed in any respect to be a contract in whole or in part for the benefit of a third party except as aforesaid.


                                 ARTICLE XXIII

                                   Execution
                                   ---------

          This Lease may be executed in several counterparts, such counterparts together constituting but one and the same instrument.

                                 ARTICLE XXIV

                        Governing Law; UCC Article 2-A
                        ------------------------------

          THIS LEASE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          LESSOR AND LESSEE AGREE THAT THIS LEASE IS A "FINANCE LEASE" FOR PURPOSES OF ARTICLE 2-A OF, AND AS DEFINED BY SECTION 2-A-103(g) OF, THE NEW YORK UNIFORM COMMERCIAL CODE. THE LESSEE AGREES THAT NO RIGHT OR REMEDY GRANTED SOLELY BY REASON OF ARTICLE 2-A OF THE UNIFORM COMMERCIAL CODE SHALL BE AVAILABLE TO LESSEE AS AGAINST LESSOR UNLESS EXPRESSLY SET FORTH IN THIS LEASE.


                                  ARTICLE XXV

                                  No Recourse
                                  -----------

          The Trust Company is entering into this Lease solely as trustee for the Owner Participant under the Trust Agreement and not in its individual capacity, and in no case whatsoever shall the Trust Company (or any entity or individual acting as successor trustee, co-trustee or separate trustee under the Trust Agreement) or the Owner Participant be personally liable for any of the statements, representations, warranties, agreements or obligations of the Lessor hereunder, as to all of which the Lessee agrees to look solely to the Trust Estate, except that the Trust Company shall be liable in its individual capacity for any loss caused by its own willful misconduct or gross negligence and as provided in Section 6.02 (it being understood and agreed that the foregoing shall not constitute a waiver of any claims the Lessee may have against the Owner Participant for a breach of its obligations under Section 6.02(d) of the Participation Agreement).


                                 ARTICLE XXVI

                            Successors and Assigns
                            ----------------------

          The terms and provisions of this Lease and the respective rights and obligations of Lessor and Lessee and the rights of the Owner Participant hereunder shall be binding upon, and inure to the benefit of, their respective permitted successors and assigns.

                                 ARTICLE XXVII

                           Successor and Co-Trustees
                           -------------------------

          If a successor trustee is appointed in accordance with the terms of the Trust Agreement, such successor trustee shall, without further act, succeed to the rights, duties, immunities and obligations of Lessor hereunder and the predecessor trustee shall be released from all further duties and obligations hereunder, all without the necessity of any consent or approval by Lessee and without in any way altering the terms of this Lease or Lessee's obligations hereunder. The trustee under the Trust Agreement or any successor trustee thereunder may from time to time, with prior consultation with the Owner Participant and (unless an Event of Default or Specified Default has occurred and is continuing) Lessee, appoint one or more co-trustees or separate trustees pursuant to the Trust Agreement, and such right may be exercised repeatedly so long as this Lease shall be in effect. Upon receipt of written notice of the appointment of a successor trustee, co-trustee or separate trustee under the Trust Agreement, Lessee at its own expense shall make such changes to reflect such appointment as shall be reasonably requested by the Owner Participant or such successor trustee, co-trustee or separate trustee in such insurance policies, schedules, certificates and other instruments relating to the Equipment or this Lease, all in form and substance satisfactory to the Owner Participant and such successor trustee, co-trustee or separate trustee.


                                ARTICLE XXVIII

                                 Miscellaneous
                                 -------------

          SECTION 28.01. No Conveyance.  This Lease shall constitute an
                         -------------
agreement of lease only and nothing herein shall be construed as conveying to Lessee any right, title or interest in the Equipment or any Part thereof except as lessee only.

          SECTION 28.02. Captions.  The captions in this Lease and the table of
                         --------
contents are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 28.03. Chattel Paper. To the extent, if any, that this Lease
                         -------------
constitutes chattel paper (as defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by State Street Bank and Trust

Company of Connecticut, National Association, as Owner Trustee.

          IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed as of the date first above written.

                         STATE STREET BANK AND TRUST COMPANY
                           OF CONNECTICUT, NATIONAL
                           ASSOCIATION, not in its
                           individual capacity but solely as
                           Owner Trustee, Lessor



                         By:
                            --------------------------------
                            Name:
                            Title:



                         S.D. WARREN COMPANY, Lessee



                         By:
                            --------------------------------
                            Name:
                            Title:

                               [Lease Agreement]

STATE OF            )
                    ) ss.:                                        July __, 1997
COUNTY OF           )

Personally appeared the above-named _____________________ _________________ of the aforesaid S.D. Warren Company, and acknowledged the foregoing instrument to be his free act and deed in his said capacity, and the free act and deed of said corporation.

                                       Before me,

                                       -------------------------------
                                                Notary Public


STATE OF            )
                    ) ss.:                                        July __, 1997
COUNTY OF           )

Personally appeared the above-named _______________, ____________________ of
State Street Bank and Trust Company of Connecticut, National Association, a national banking association, as Owner Trustee aforesaid, and acknowledged the foregoing instrument to be his free act and deed in his said capacity, and the free act and deed of said national banking association.

                                       Before me,

                                       -------------------------------
                                                Notary Public


                               [Lease Agreement]

                                                                      SCHEDULE I
                                                              TO LEASE AGREEMENT
                                                              ------------------


                                   Basic Rent
                                   ----------



 Basic Rent                                                  Basic Rent
Percentages
Payment Date                                       (percentage of Lessor's Cost)
------------                                       -----------------------------

                                                                     SCHEDULE II
                                                              TO LEASE AGREEMENT
                                                              ------------------



                             Stipulated Loss Values
                             ----------------------


                                                        Stipulated Loss Value
                                                            Percentages
Determination Date                                 (percentage of Lessor's Cost)
------------------                                 -----------------------------

                                                                    SCHEDULE III
                                                              TO LEASE AGREEMENT
                                                              ------------------



                                 Certain Terms
                                 -------------


Purchase Price and Lessor's Cost:  $ 150,400,000

First Early Buyout Price:  81.47% of Lessor's Cost

Second Early Buyout Price:  50.10% of Lessor's Cost